UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2019

Trecora Resources
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33926 (Commission File Number)	75-1256622 (IRS Employer Identification No.)

1650 Hwy 6 South, Suite 190
Sugar Land, Texas 77478
(Address of principal executive offices, including Zip Code)

(281) 980-5522
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.
On March 29, 2019, Texas Oil & Chemical Co. II, Inc. (the “Borrower”), a wholly-owned subsidiary of Trecora Resources (the “Company”), and certain of its subsidiaries, as guarantors (the “Guarantors”), entered into a Sixth Amendment to Amended and Restated Credit Agreement (the “Sixth Amendment”) related to the Amended and Restated Credit Agreement, dated as of October 1, 2014 (as amended, supplemented and modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the Guarantors, the lenders from time to time party thereto, Citibank, N.A., as an L/C Issuer, and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer.
Pursuant to the Sixth Amendment, certain amendments were made to the terms of the Credit Agreement, including increasing the maximum Consolidated Leverage Ratio (as defined in the Credit Agreement) that must be maintained by the Borrower to 4.75 to 1.00 for the four fiscal quarters ended December 31, 2018, 4.75 to 1.00 for the four fiscal quarters ended March 31, 2019, 4.50 to 1.00 for the four fiscal quarters ended June 30, 2019 and 4.00 to 1.00 for the four fiscal quarters ended September 30, 2019. For the four fiscal quarters ended December 31, 2019 and each fiscal quarter thereafter, the Borrower must maintain a Consolidated Leverage Ratio of 3.50 to 1.00 (subject to temporary increase following certain acquisitions).
The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Sixth Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1
Sixth Amendment to Amended and Restated Credit Agreement, dated as of March 29, 2019, among Texas Oil & Chemical Co. II, Inc., as Borrower, certain subsidiaries of the Borrower, as Guarantors, the Lenders from time to time party thereto, Citibank, N.A., as an L/C Issuer, and Bank of America, N.A., as Administrative Agent, Swingline Lender and an L/C Issuer.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRECORA RESOURCES

Date: April 2, 2019	By:	/s/ Christopher A. Groves
Christopher A. Groves
Corporate Controller